UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: June 24, 2002
                                  -------------


                        Karts International Incorporated
        (Exact name of small business issuer as specified in its charter)

                         Commission File Number: 0-23041
                                     -------

           Nevada                                            75-2639196
----------------------------                        ----------------------------
  (State of incorporation)                            (IRS Employer ID Number)

                  509 Industrial Park Drive, Hammond, LA 70401
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (985) 419-5120
                           (Issuer's telephone number)

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Item 5

On June 24, 2002, Karts International Incorporated announced that it was served a Notice of Seizure on June 20, 2002.



                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Karts International Incorporated
Dated:  June 24, 2002                                    /s/ Timotheus benHarold
        -------------                      -------------------------------------
                                                             Timotheus benHarold
                                              President, Chief Executive Officer
                                           Chief Accounting Officer and Director

Item 7
Exhibit 99.1